UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 5, 2011
PARKER DRILLING COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-7573	73-0618660
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
5 Greenway Plaza, Suite 100, Houston, Texas
(Address of principal executive offices)
77046
(Zip Code)
Registrant’s telephone number, including area code: (281) 406-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
SIGNATURE

Item 5.07 Submission of Matters to a Vote of Security Holders.
(d)	Parker Drilling Company (the “Company”) filed a Current Report on Form 8-K on May 11, 2011 (the “Original Report”) to report the final results for each of the matters submitted to a vote of stockholders at its 2011 Annual Meeting of Stockholders held on May 5, 2011 (the “Annual Meeting”). The Company is filing this amendment to the Original Report to report that, consistent with the voting results at the Annual Meeting, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers annually until the next stockholder vote on the frequency of say-on-pay votes is required under Section 14A of the Securities Exchange Act of 1934, as amended, or until the Board of Directors otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders. The next annual meeting of stockholders of the Company is scheduled to be held on April 26, 2012.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY
Dated: September 26, 2011	By:	/s/ David C. Mannon
David C. Mannon
President and Chief Executive Officer